UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: June 4, 2010

ATP OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 001-32647

Texas	76-0362774
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4600 Post Oak Place, Suite 200

Houston, Texas 77027

(Address of principal executive offices)

(Zip Code)

(713) 622-3311

(Registrant’s telephone number, including area code)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 4, 2010, shareholders of ATP Oil & Gas Corporation (the “Company”) approved amendments to the Company’s Restated Articles of Incorporation to conform them to the provisions of the Texas Business Organizations Code (“TBOC”). On January 1, 2010, the Texas Business Corporation Act (“TCBA”) ceased applying to Texas corporations and the TBOC became applicable to all Texas corporations, including the Company. As a result, references throughout the Company’s Restated Articles of Incorporation (the “Prior Articles”) to the TBCA were amended to the include the corresponding provisions of the TBOC.

The following table sets forth each of the amendments implemented, which became effective upon filing our Amended and Restated Certificate of Formation (the “Amended Articles”) with the Texas Secretary of State.

Prior Articles (TBCA)	Amended Articles (TBOC)	Change Effected by the Amended Articles
None	Article Two	Because the TBOC has adopted a standardized document for formation of entities, the Company must specifically state the type of entity in the certificate of formation. Article Two has been added to state the Company is a for-profit corporation under the TBOC.

Articles Three and Four	Articles Four and Five	All references to “Texas Business Corporations Act” have been replaced with “Texas Business Organizations Code.”

Articles Four and Five	Articles Five and Six	All references to “articles of incorporation” have been replaced with “certificate of formation.”

Article Four	Article Five	A new paragraph has been added at the end of this Article listing the series of preferred stock that previously have been designated by the Board and are currently outstanding. In addition, Section B(4) of this Article was changed to replace the phrase “Upon the effectiveness of this Restated Articles of Incorporation” with the phrase “As of December 12, 2000,” which was the filing date of the Prior Articles.

Article Nine	Article Ten	This provision sets forth the names and addresses of the current directors.

Article Ten	Article Eleven	A typographical reference in the penultimate sentence of this Article to “this Article Nine” has been changed to “this Article Eleven.”

Articles Two through Eleven	Articles Three through Twelve	The current provisions have been renumbered as a result of the addition of new Article Two.

A copy of the Company’s Amended Articles, effective June 7, 2010, is attached to this Current Report on Form 8-K as Exhibit 3.1

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 4, 2010, the Company held its 2010 Annual Meeting of Shareholders. The following table presents the final voting results for the items that were presented for shareholder approval:

		For	Against	Abstentions	Broker Non-Votes

(1)	Election of Class I Directors

	T. Paul Bulmahn	24,101,032	5,040,454

	Robert J. Karow	28,803,899	337,587

	Gerard J. Swonke	28,434,991	706,495

(2)	Ratification of the appointment of PriceWaterhouseCoopers LLP as independent auditors of the Company for fiscal year ending December 31, 2010	42,438,196	1,377,268	102,868

(3)	Adoption of 2010 Stock Plan	18,730,535	10,189,475	221,476	14,776,846

(4)	Adoption of Amendments to the Company’s Restated Articles of Incorporation	43,538,224	244,562	135,546

All three nominated directors were elected to serve for terms of 3 years, the appointment of PricewaterhouseCoopers LLP as the independent auditors for 2010 was ratified, the adoption of the 2010 Stock Plan was approved and the adoption of amendments to the Company’s Restated Articles of Incorporation was approved.

For additional information on these proposals, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2010.

Item 9.01. — Financial Statements and Exhibits

(d)	Exhibits

3.1	Amended and Restated Certificate of Formation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned and thereunto duly authorized.

ATP Oil & Gas Corporation

Date: June 10, 2010	By:	/s/ Albert L. Reese Jr.
Albert L. Reese Jr.
Chief Financial Officer

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